Exhibit 99.1

Targeting Pathogenic Oligomers: June 2025 A Disruptive Approach to the Treatment of Neurodegenerative Diseases

2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, product candidates, including zervimesine, also known as zervimesine, and any expected or implied benefits or results, including that initial clinical results observed with respect to zervimesinewill be replicated in later trials, and our clinical development plans, including statements regarding our clinical studies of zervimesine and our regulatory plans, expectations regarding potential patient populations, expectations regarding our patent portfolio, and our expected cash runway, are forward-looking statements. 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3 Executive Summary Compelling data with first-in-class candidate supports registrational plan • Consistent efficacy signals in Alzheimer’s, DLB and dry AMD - One of few compounds effective in both mild & moderate Alzheimer’s disease - GA lesion growth reduced with zervimesine treatment • Generally well tolerated safety profile (over 450 people treated to date) - ARIA unexpected based on MoA - Modest side effect profile for use in aging population • Oral QD administration - Reduced burden compared to IV Alzheimer’s therapy with required imaging surveillance; intravitreal injections for dry AMD • Potential first-to-market for dementia with Lewy bodies (DLB) - Strong responses across behavioral, functional, cognitive, and movement measures in Phase 2 SHIMMER study • Robust intellectual property covering platform & compounds, including zervimesine (CT1812) through 2040 with PTE ARIA: amyloid-related imaging abnormalities; MOA: mechanism of action; PTE: patent term extension

4 • BBB-penetrant small molecule oligomer antagonist • Distinct MoA: ligand of TMEM97 (sigma-2) receptor • Oral, once-daily dosing, favorable safety data • Fast Track granted for Alzheimer’s disease • Phase 2 PoC in three indications Zervimesine (CT1812) – Lead Product Candidate Extensive comp of matter IP on zervimesine and other candidates developed from foundational platform lilrb2 PrPc No-Go TMEM97 PGRMC1 σ-2 Receptor Complex Oligomer receptor complex Zervimesine BBB: blood brain barrier; PoC: proof of concept

5 Findings from Completed Studies Support Phase 3 Plans Program Preclin Phase 1 Phase 2 Phase 3 Alzheimer’s disease Early-to-mild Alzheimer’s disease Completed Studies Dry age-related macular degeneration GA secondary to dry AMD Mild-to-moderate DLB Mild-to-moderate Alzheimer’s disease Phase 2 COG0203 • START Phase 2 COG2201 • MAGNIFY Phase 2 COG1201 • SHIMMER Phase 2 COG0201 • SHINE * We made the strategic decision to voluntarily discontinue the MAGNIFY study to prioritize our resources on our ongoing programs in Alzheimer’s and dementia with Lewy bodies. The discontinuation was not the result of any safety concerns. * Takeaways from completed studies • Phase 2 MAGNIFY Study: slower lesion growth in geographic atrophy secondary to dry AMD • Phase 2 SHIMMER Study: behavioral, functional, cognitive, movement benefit in mild-to-moderate DLB • Phase 2 SHINE Study: Efficacy across cognitive measures in mild-to-moderate Alzheimer’s disease

GA lesion growth slower with zervimesine treatment Topline results reported May 8, 2025 MAGNIFY Topline Results

MAGNIFY Trial in Dry AMD/GA

Zervimesine: oral drug development candidate for geographic atrophy

Enrollment Criteria

- Age: ≥ 50
- Diagnosis of dry AMD
- BCVA ≥ 24 letters (ETDRS)
- GA lesion ≥ 2.5 and ≤17.5mm2

Treatment Period
24 months

Randomized 1:1

- Zervimesine 200 mg
- Placebo

Oral QD Administration

Adults with GA secondary to dry AMD recruited at ~20 US sites

Assessments

- Change in GA lesion area (FAF)
- Ellipsoid zone area (SD-OCT)
- Drusen volume (SD-OCT)
- BCVA; LL-BCVA
- Safety

Program Objectives

- Identify efficacy signal(s)
- Assess potential to treat two eyes simultaneously
- Confirm safety and tolerability profile at 200mg dose

BVCA, best corrected visual acuity; FAF, fundus autofluorescence; SD-OCT, spectral domain optical coherence tomography

7

Magnify COGNITION Therapeutics

Zervimesine Treatment Slowed GA Lesion Growth

Effect size increases with exposure

Magnify

- 29% mean rate of change (slope) in GA lesion area vs placebo (p=0.0538)
- Change in GA progression rate favored zervimesine vs placebo at each timepoint
  - 6-months: -11.79%
  - 12-months: -15.83%
  - 18-months: -28.19% (p=0.0074)
- Effect size increases with longer study duration

8

COGNITION Therapeutics

9 Zervimesine Slowed GA Lesion Growth Rate (slope) and Area (observed) 1) Data on file: Cognition Therapeutics FAF: Fundus Autofluorescence Slope Analysis1 Mean Area by Time1 Zervimesine Placebo Diff Growth rate (mm2 / month) 0.10 ± 0.015 0.14 ± 0.014 - 0.04 Annualized Growth rate (mm2 / year) 1.23 1.73 - 0.50 Percent Difference from Placebo 29% (P=0.054) 0 0.5 1 1.5 2 2.5 3 0 6 12 18 LS Mean Change from Baseline in GA lesion size (mm2) by FAF Months zervimesine placebo P = 0.0074 -11.79 -15.83 -28.19 % Difference treated vs placebo 16 16 31 33 44 43 Zervimesine n’s Placebo n’s

10 12% 16% 28% 0% 5% 10% 15% 20% 25% 30% 35% 6 12 18 Percent Difference from Placebo Months Zervimesine Effect Size Comparable to SoC IVT with Oral Once-Daily Dosing 1) Izervay package insert, Page 15 Table 2: https://tinyurl.com/294dwnxe 2) Goldberg et al. 18-month results presented at ARVO 2022: https://tinyurl.com/28g9er4h 3) Data on file: Cognition Therapeutics Topline MAGNIFY Results3 Compared to Published Results1,2: Percent Reduction in GA Lesion Growth Over Time IZERVAY Avacincaptad pegol (2mg)1 • Gather1 at 18 months – 35% • Gather2 at 12 months – 18% • Gather2 at 24 months – 14% SYFOVRE Pegcetacoplan (15mg)2 • Derby at 18 months – 13% • Oaks at 18 months – 22% Above data are derived from clinical trials conducted with different designs and patient populations. No head-to-head studies have been conducted.

11 COG2201 (MAGNIFY): Safety Summary Favorable safety and tolerability profile ULN: upper limit of normal; AST: aspartate aminotransferase; ALT: alanine transaminase Total (N=100) Placebo (N=51) Zervimesine (n=49) Subjects with: At least one TEAE, n (%) 38 (77.6%) 36 (70.6%) 74 (74.0%) At least one TEAE possibly/probably related to treatment 12 (24.4%) 5 (9.8%) 17 (17.0%) At least one TEAE leading to treatment discontinuation 4 (8.2%) 3 (5.9%) 7 (7.0%) At least one ocular TEAE leading to treatment discontinuation 1 (2.0%) * 0 1 (1.0%) At least one serious AE leading to treatment discontinuation 0 1 (2.0%) 1 (1.0%) Serious TEAEs 6 (12.2%) 6 (11.8%) 12 (12.0%) Serious ocular TEAEs 0 0 0 AE of special Interest: LFTs ≥ 3x ULN (AST or ALT) 4 (8.2%) 0 4 (4.0%) AE severity - subjects with: Mild 18 (36.7%) 15 (29.4%) 33 (33.0%) Moderate 17 (34.7%) 17 (33.3%) 34 (34.0%) Severe 3 (6.1%) 4 (7.8%) 7 (7.0%)

Strong clinical signals in the two primary causes of dementia: Dementia with Lewy Bodies (DLB) Mild-to-Moderate Alzheimer’s Disease Dementia Programs:

AD and DLB: 2 Diseases with Overlapping Pathology

Primary treatment goal – slow the progression of cognitive decline

- Aβ: closely associated with Alzheimer's pathogenesis
- α-synuclein: closely associated with Lewy body dementias
- Co-pathology is common
  - Up to 80% of DLB patients have BOTH α-synuclein and Amyloid beta (Aβ)[1]
  - Appx 50% of Alzheimer's patients have BOTH Aβ and α-synuclein[2]
- Zervimesine has shown protective function against α-synuclein and Aβ


Amyloid beta (Aβ)
Aβ + α-synuclein
α-synuclein

13

1. NIH Requests for Application RFA-NS-25-010 accessed 12/09/2024 https://tinyurl.com/26d6ertd
2. Bassil F et al. Neuron. 2019 Nov 20;105(2):260–275.e6. https://doi.org/10.1016/j.neuron.2019.10.010

Strong clinical signals across four major symptom domains in Phase 2 SHIMMER Study Dementia with Lewy Bodies (DLB)

15 Dementia with Lewy Bodies (DLB) Core Symptoms of DLB Fluctuating cognition and alertness Neuropsychiatric symptoms such as visual hallucinations, anxiety, depression and delusions Decline in cognition, attention, executive function Spontaneous parkinsonism REM sleep behavior disorder More common in men 2nd most common cause of dementia after Alzheimer’s disease Patients may have faster decline than Alzheimer’s Characterized by cognitive impairment that precedes development of motor symptoms Patients often require several physician visits over 18 months before being correctly diagnosed

16 SHIMMER Study in Dementia with Lewy Bodies Conducted in collaboration with experts at LBDA and University of Miami SHIMMER COG1201 study (NCT05225415) partially funded by $30M NIA grant R01AG071643 Enrollment Criteria Treatment Period 6 months Assessments Program Objectives ‐ Age 50-85 ‐ DLB diagnosis ‐ MRI ‐ MMSE: 18-27 ‐ Safety/tolerability ‐ Global CGIC ‐ Cognition ‐ MoCA, MMSE, CDR ‐ Function ‐ UPDRS III, CAF, ADL ‐ Behavior ‐ NPI, Epworth Sleep ‐ Biomarkers Identify efficacy signal(s) Confirm safety and tolerability profile Identify dose(s) for Phase 3 Explore impact on behavioral symptoms of sleep and fluctuations Placebo Zervimesine 100 mg Zervimesine 300 mg Oral QD Administration Randomized 1:1:1 130 participants randomized from 31 sites across U.S. , including LBDA centers of excellence DLB, Dementia with Lewy Bodies; MMSE, Mini-Mental State Examination; MRI, magnetic resonance imaging; QD, daily; NIA, National Institute on Aging; LBDA, Lewy Body Dementia Association

17 Behavior Cognition Function Movement Four Symptom Domains Drive Lewy Body Disease Burden “A multifactorial disease with a buffet of symptoms” Patient symptom Hallucinations, anxiety, delusions Memory and problem solving Bathing, toileting, shopping, meal preparation Standing, maintaining balance Assessment tool Neuropsychiatric Inventory (NPI) Cognitive Drug Research (CDR) System ADCS-Activities of Daily Living (ADL) MDS-Unified Parkinson’s Disease Rating Scale (UPDRS) Care Partner’s NPI of “Distress” Montreal Cognitive Assessment (MoCA) Clinician Assessment of Fluctuation (CAF)

18 Up to 91% Percent Slowing on Assessments Strong clinical signals across major DLB symptoms relative to placebo * Measure of the distress experienced by the care partners of SHIMMER participants Zervimesine Pooled (100/300mg) NPI (total) NPI (distress) CDR (episodic memory) MoCA CAF ADCS-ADL UPDRS 86% 114% 85% 60% 91% 52% 62% Behavior Cognition Function Movement

19 Zervimesine Showed Dramatic 86% Impact on Neuropsychiatric Measures NPI captures a variety of patient disturbances, including hallucinations, anxiety, and delusions NPI: Neuropsychiatric inventory NPI favor Treatment with Zervimesine LS Mean Difference from Placebo 95% CI Favors zervimesine P-value (pooled v pbo) 0.745 0.277 0.054 NPI NPI Total Score (A-L) 86% Slowing -3 -2 -1 0 1 2 Apathy Elation/Euphoria Aberrant Motor Disinhibitions Irritability Appetite Sleep Behaviour Depression Agitation/Aggresssion Hallucinations Delusions Anxiety

20 -1.5 -1 -0.5 0 0.5 1 1.5 Apathy Elation/Euphoria Aberrant Motor Disinhibitions Irritability Appetite Sleep Behaviour Depression Agitation/Aggresssion Hallucinations Delusions Anxiety Favors zervimesine Because Participants Improved in Hallucinations, Delusions & Anxiety, Caregivers were Notably Better New tool created to measure caregiver burden in DLB NPI Distress: Neuropsychiatric inventory (Care Partner Distress) NPI Distress favors Treatment with Zervimesine LS Mean Difference from Placebo 95% CI NPI Distress NPI Total Score (A-L) Caregiver Distress 114% Slowing P-value (pooled v pbo) 0.598 0.288 0. 025

21 0 Week 4 Week 14 Week 26 0.979 0.643 0.550 Up to 91% Slowing of Cognitive Decline Across Assessments Zervimesine improved patients’ attentiveness and problem solving CDR: Cognitive Drug Research (CDR) Battery; MoCA: Montreal Cognitive Assessment; CAF: Clinician Assessment of Fluctuation CDR - Episodic Memory (ITT) MoCA (ITT) CAF (Fluctuations) (ITT) 0 Week 4 Week 14 Week 26 P-value (pooled v pbo) 0.674 0.539 0.152 0 Week 4 Week 14 Week 26 0.137 0.429 0.2097 Worsening LS Mean (SE) Change from Baseline -30.0 -25.0 -20.0 -15.0 -10.0 -5.0 0.0 5.0 10.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 CT1812 300mg (n=44) Placebo (n=42) CT1812 100mg (n=44) 85% slowing 60% slowing 91% slowing

22 People on Zervimesine Maintained Self-care 52% preservation in activities of daily living (ADL) measures ADCS-ADL: Activities of Daily Living -12.0 -10.0 -8.0 -6.0 -4.0 -2.0 0.0 2.0 CT1812 100 mg (n=44) CT1812 300 mg (n=44) Placebo (n=42) Worsening Components of ADL Score Bathing Toileting Dressing Conversing Grooming Shopping Feeding Writing 0 Week 4 Week 14 Week 26 P-value (pooled v pbo) 0.165 0.151 0. 0503 LS Mean (SE) Change from Baseline ADCS-ADL 52% slowing

23 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 CT1812 100 mg (n=44) CT1812 300 mg (n=44) Placebo (n=42) People Treated with Zervimesine Maintained Motor Function 62% preservation in measures of movement ADCS-ADL: Activities of Daily Living Worsening Components of UPDRS: Balance Speech Rigidity Tremor Gait Facial expression LS Mean (SE) Change from Baseline 0 Week 4 Week 14 Week 26 P-value (pooled v pbo) 0.394 0.381 0.191 MDS-UPDRS3 62% slowing

24 SHIMMER Met and Exceeded Objectives and Expectations Identified consistent signals of efficacy with a favorable tolerability profile COG1201 SHIMMER was a phase 2a safety and tolerability study seeking signals of efficacy in people with dementia with Lewy bodies The safety and tolerability profile was similar to past experience with CT182 Clear signals of efficacy were observed • Across Behavioral, Cognitive, Functional and Motor domains • Treatment differences increased over 6 months These data provide support for advancement of zervimesine as a treatment for dementia with Lewy bodies

Summary of SHIMMER Safety and Tolerability findings

Favorable safety profile vs placebo, AEs well balanced between arms

- Total AE frequency was similar in CT1812 and placebo
- Most AEs were mild or moderate
- Fewer Serious AE occurred in the CT1812 treated group compared to placebo treated

- There were no deaths related to study drug
- Study Discontinuations due to AEs not related to LFTs:
  - Placebo – 4.8%
  - 100mg CT1812 – 4.5%
  - 300 mg CT1812 – 9.3%

- Participants with LFT elevations ≥ 3x ULN
  - 100mg CT1812 – 3
  - 300mg CT1812 – 6
  - Placebo – 0
- Most common AEs* (other than increased LFTs) in the CT1812 group were diarrhea and abdominal discomfort

	Adverse Events	Serious AEs	Deaths†
CT1812	94.3%	10.3%	2 (2.2)%
Placebo	88.1%	19.0%	1 (2.4)%

25

* occurring in a CT1812 treatment group at a rate >10% and at a rate >2X the placebo rate
† not considered treatment related

COGNITION Therapeutics

95% slowing of cognitive decline in lower-p-tau217 'SHINE' participants Amyloid positivity confirmed for all participants by CSF or PET Alzheimer’s Disease

SHINE: Phase 2 PoC in Mild-to-Moderate Alzheimer's Disease

Well-executed, over-enrolled study, supports advancing clinical development

Enrolled Population:

- PET- or biomarker-confirmed AD
- Majority of participants were female (60%), Caucasian (96%), ~ 72 yo
- Mean MMSE score upon entry: 21.37
- ~60% of patients carry the ApoE4 gene
- Characteristics well-balanced between all 3 arms


Inclusion and Exclusion
Treatment Period
6 months
• AD diagnosis
• PET or CSF biomarker definition of AD
• MMSE 18-26
• MRI w/o significant abnormality
• No MDD, schizophrenia, bipolar disorder
• Stable regimen of AChEI or memantine permitted
1:1:1
Zervimesine 300 mg
Zervimesine 100 mg
Placebo
Oral QD Administration
153 participants randomized in Australia, Netherlands, Spain, Czechia, and U.S.

SHINE COG0201 study (NCT03507790) partially funded by $31M NIA grant R01AG058660

SHINE COG0201

27

COGNITION Therapeutics

28 ADAS-Cog 11 ADAS-Cog 13 MMSE ADCS-ADL ADCS-CGIC median p-tau217 95% 103% 108% 68% 61% mITT 38% 39% 70% 26% 28% Up to 108% Percent Slowing on Assessments Strong, consistent efficacy signals across measures Cognition Function Zervimesine Pooled (100/300mg)

29 • Plasma p-tau217 reflects brain amyloid and tau burden • Prior data indicate that individuals with lower AD pathology at baseline, as reflected by lower levels of plasma p-tau217, have greater response to amyloid-based therapies, eg: - Donanemab TRAILBLAZER 2* • iADRS: 36% slowing in low tau tercile • iADRS: 21% slowing in high tau tercile • Given zervimesine’s MoA of displacing Aβ oligomers, we hypothesized that larger treatment effect may be observed in participants with lower plasma p-tau217 • Prespecified subgroup analysis defined by median baseline plasma p-tau217 within study population Tau Burden in Amyloid-related AD Clinical Trials Baseline plasma p-tau217: a predictive biomarker of response to therapy * Mintun MA et al. slides presented at CTAD 2023 iARDS, Integrated Alzheimer's Disease Rating Scale

30 Below Median p-tau217, Treated Participants Experienced Profound Cognitive Effect Preservation of ADAS-Cog 11 in participants below median plasma p-tau217† † Median plasma p-tau217 level is 1.0pg/mL at baseline ADAS-Cog 11* mITT population (n=150) Below median p-tau217 (n=69) -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 Pooled Zervimesine (N=45) Placebo (N=24) LS Mean (SE) Change from Baseline 0 Week 6 Week 14 Week 26 95% slowing 0.470 0.163 0.080 P-value (pooled v pbo) Observed treatment difference pooled v pbo: 2.66 pt -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 LS Mean (SE) Change from Baseline Pooled Zervimesine (N=101) Placebo (N=49) 0 Week 6 Week 14 Week 26 38% slowing Worsening 0.363 0.046 0.310 P-value (pooled v pbo) Observed treatment difference pooled v pbo: 1.03 pt

31 Treatment Impact in Below Median p-tau217 Consistent Across Baseline MMSE scores Cognitive preservation (ADAS-Cog 11) observed across MMSE range Zervimesine-Treated Mild (MMSE 22-26) Zervimesine-Treated Moderate (MMSE 18-21) Participants -4.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 Pooled Zervimesine (n=23) Placebo (n=12) LS Mean (SE) Change from Baseline 129% slowing Worsening 0 Week 6 Week 14 Week 26 0.087 0.100 0.069 P-value (pooled v pbo) Observed treatment difference pooled v pbo: 2.9 pt -5.0 -4.0 -3.0 -2.0 -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Pooled Zervimesine (n=22) Placebo (n=12) LS Mean (SE) Change from Baseline 91% slowing 0 Week 6 Week 14 Week 26 0.847 0.260 0.237 P-value (pooled v pbo) Observed treatment difference pooled v pbo: 3.2 pt

32 Participants Evenly Distributed by Median p-tau217 and MMSE Severity Baseline Plasma p-tau217 MMSE at Screening Below Median Above Median Total Mild (22-26) 35 32 67 Moderate (18-21) 34 37 71 Total 69 69 138 MMSE at Screening vs p-tau217 at Baseline in SHINE Median MMSE Median plasma p-tau217 Mild MMSE Moderate MMSE 26 24 22 20 18 MMSE at Screening Zervimesine 100mg Zervimesine 300mg Placebo Plasma pTau-217 at Baseline 3 - 2 - 1 - 0 -

33 • Zervimesine demonstrated a favorable safety and tolerability profile • Most TEAEs were mild or moderate in severity • Similar percentages of adverse events in treated (76.5%) and placebo (78%) groups • No discontinuations due to AEs in the 100mg dose group • Most discontinuations were in 300mg group and all the reportable liver enzyme elevations were in 300mg group Summary of SHINE Safety and Tolerability findings Favorable safety profile vs placebo, AEs well balanced between arms, no ARIA * occurring in a zervimesine treatment group at a rate >10% and at a rate >2X the placebo rate † not considered treatment related Adverse Events Zervimesine 76.5% Placebo 78.0% Zervimesine 4.9% Placebo 10.0% Serious AEs Zervimesine 0 Placebo 1 (cancer) Deaths†

34 Next steps: Requested End-of-Phase 2 meeting with FDA to establish protocol for Phase 3 in population defined by plasma p-tau217 • Zervimesine has favorable safety and tolerability profile - Similar percentages of AEs in pooled treated and placebo groups • All cognitive and functional measures trended in favor of zervimesine • Large cognitive impact observed in below-median plasma p-tau217 subgroup • Will assess optimal plasma p-tau217 cut-point for future studies Zervimesine SHINE Study: Summary and Conclusions Plasma p-tau217 biomarker identifies strong zervimesine-treatment responder group

START - A 540-Person Study in Amyloid-positive Early AD

First study to allow lecanemab as background therapy in combination with zervimesine

Enrollment Criteria

- Ages 50-85
- Diagnosis of MCI due to AD or mild AD dementia
- Brain amyloid via PET
- MRI
- MMSE: 20-30

Treatment Period
18 months

Randomized
1:1:1

- Zervimesine 200 mg
- Zervimesine 100 mg
- Placebo

Oral QD Administration

Recruiting 540 adults with early AD at 30+ sites, including ACTC centers of excellence

Assessments

- Safety
- Cognitive and functional testing:
  - CDR-SB
  - ADAS-Cog 13,
  - ADCS-ADL-MCI
- Biomarkers
  - Fluid
  - imaging

Program Objectives

- ✓ Identify efficacy signal(s)
- ✓ Confirm safety and tolerability after longer exposure
- ✓ Identify dose(s) for Phase 3

START COG0203 study (NCT05531656) partially funded by $81M NIA grant R01AG065248

MCI, mild cognitive impairment; CDR-SB, Clinical Dementia Rating Scale Sum of Boxes; ADAS-Cog, Alzheimer's Disease Assessment Scale–Cognitive; ADL, activities of daily living; QD, daily; NIA, National Institute on Aging; ACTC, Alzheimer's Clinical Trials Consortium

35

START COG0203 COGNITION Therapeutics

36 3 Major Diseases Addressed with Once-Daily Oral Pill Collective Phase 2 Results Supports Advancing Zervimesine (CT1812) to Registrational Studies Dementia with Lewy Bodies Marked slowing of progression across multiple domains Geographic Atrophy Slowing of GA growth rate and area Alzheimer’s Disease Slowing of progression; robust response in lower tau cohort

37 Executive Summary First-in-class oligomer antagonist with compelling efficacy data • Consistent efficacy signals in Alzheimer’s, DLB and dry AMD - One of few compounds effective in both mild & moderate Alzheimer’s disease - GA lesion growth reduced with zervimesine treatment • Generally well tolerated safety profile (over 450 people treated to date) - ARIA unexpected based on MoA - Modest side effect profile for use in aging population • Oral QD administration - Reduced burden compared to IV Alzheimer’s therapy with required imaging surveillance; intravitreal injections for dry AMD • Potential first-to-market for dementia with Lewy bodies (DLB) - Strong responses across behavioral, functional, cognitive, and movement measures in Phase 2 SHIMMER study • Robust intellectual property covering platform & compounds, including zervimesine (CT1812) through 2040 with PTE ARIA: amyloid-related imaging abnormalities; MOA: mechanism of action; PTE: patent term extension

38 Current Financial Position Cash and cash equivalents $16.4 M Grant funding for zervimesine studies Preclinical through Phase 2 ~$171 M Approximate funding used ($124 M) Remaining grant funding $47M As of quarter ended March 31, 2025

Thank You Lisa Ricciardi President & CEO info@cogrx.com